Running Oak Efficient Growth ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

COMMON STOCKS - 98.3%	Shares	Value
Consumer Discretionary Products - 1.8%
Deckers Outdoor Corp.(a)	2,661	$2,910,921

Consumer Discretionary Services - 3.5%
Darden Restaurants, Inc.	19,022	2,860,718
Texas Roadhouse, Inc.	16,498	2,848,710
		5,709,428

Financial Services - 1.8%
Intercontinental Exchange, Inc.	21,170	2,834,663

Health Care - 15.8%
Becton Dickinson & Co.	12,542	2,909,368
Boston Scientific Corp.(a)	37,857	2,860,853
Centene Corp.(a)	38,879	2,783,348
ICON PLC(a)	8,839	2,871,084
IQVIA Holdings, Inc.(a)	12,568	2,753,523
Medtronic PLC	34,461	2,804,092
STERIS PLC	12,604	2,809,180
Stryker Corp.	8,394	2,863,109
UnitedHealth Group, Inc.	5,631	2,789,428
		25,443,985

Industrial Products - 19.3%
AMETEK, Inc.	16,742	2,839,108
Amphenol Corp. - Class A	21,053	2,786,786
Eaton Corp. PLC	8,372	2,786,620
Franklin Electric Co, Inc.	28,718	2,856,867
General Dynamics Corp.	9,508	2,850,213
Graco, Inc.	35,101	2,834,406
Honeywell International, Inc.	14,208	2,872,715
Ingersoll Rand, Inc.	30,024	2,793,733
ITT, Inc.	20,995	2,789,816
Parker-Hannifin Corp.	5,367	2,852,668
Toro Company (The)	34,911	2,799,513
		31,062,445

Industrial Services - 13.9%
EMCOR Group, Inc.	7,147	2,777,753
Jacobs Solutions, Inc.	20,466	2,851,732
JB Hunt Transport Services, Inc.	17,821	2,864,726
Norfolk Southern Corp.	12,675	2,849,340
RB Global, Inc.	37,020	2,690,614
Republic Services, Inc.	15,395	2,851,000
Watsco, Inc.	5,859	2,782,439
WW Grainger, Inc.	3,000	2,764,380
		22,431,984

Insurance - 7.2%
Arthur J Gallagher & Co.	11,434	2,896,575
Brown & Brown, Inc.	32,346	2,895,291
Marsh & McLennan Cos, Inc.	13,874	2,879,965
Primerica, Inc.	12,820	2,895,910
		11,567,741

Materials - 5.3%
Air Products and Chemicals, Inc.	10,750	2,867,025
Avery Dennison Corp.	12,577	2,862,399
Carlisle Cos., Inc.	6,665	2,787,903
		8,517,327

Media - 1.7%
Alphabet, Inc. - Class C(a)	16,014	2,785,796

Retail & Wholesale - Discretionary - 5.3%
The TJX Companies, Inc.	27,891	2,875,562
Tractor Supply Co.	10,096	2,880,288
Ulta Beauty, Inc.(a)	7,280	2,876,255
		8,632,105

Software & Tech Services - 19.2%
Accenture PLC - Class A	9,277	2,618,804
Amdocs Ltd.	35,917	2,837,443
Automatic Data Processing, Inc.	11,513	2,819,764
Broadridge Financial Solutions, Inc.	14,450	2,901,126
CACI International, Inc. - Class A(a)	6,677	2,834,253
FactSet Research Systems, Inc.	6,635	2,682,265
Fiserv, Inc.(a)	19,231	2,880,035
Genpact Ltd.	85,651	2,831,622
Leidos Holdings, Inc.	19,205	2,824,095
SS&C Technologies Holdings, Inc.	46,512	2,886,070
Visa, Inc. - Class A	10,487	2,857,288
		30,972,765

Tech Hardware & Semiconductors - 3.5%
Analog Devices, Inc.	12,197	2,860,075
Teledyne Technologies, Inc.(a)	7,150	2,838,192
		5,698,267
TOTAL COMMON STOCKS (Cost $152,879,471)		158,567,427

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds - 1.7%	Shares
First American Government Obligations Fund - Class X, 5.24%(b)	1,341,875	1,341,875
First American Treasury Obligations Fund - Class X, 5.22%(b)	1,341,875	1,341,874
TOTAL SHORT-TERM INVESTMENTS (Cost $2,683,749)		2,683,749

TOTAL INVESTMENTS - 100.0% (Cost $155,563,220)		$161,251,176
Other Assets in Excess of Liabilities - 0.0%(c)		31,264
TOTAL NET ASSETS - 100.0%		$161,282,440

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(c)	Represents less than 0.05% of net assets.

Investment Valuation

The net asset value (“NAV”) per share of the Running Oak Efficient Growth ETF (the “Fund”) is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The Fund’s NAV per share is computed by dividing the Fund’s net assets by the number of shares outstanding. When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter (“OTC”) securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price or if the last sale price is unavailable, OTC securities are valued at the mean between last bid and ask, as quoted. If an ask price for an OTC security is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

The Board of Trustees (the”Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”), which will be used for determining fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. The Adviser may consult with representatives from outside legal counsel, or other third-party consultants in their discussions and deliberations. Fair valuations may be used in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2024:

Running Oak Efficient Growth ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	158,567,427	–	–	158,567,427
Money Market Funds	2,683,749	–	–	2,683,749
Total Investments	161,251,176	–	–	161,251,176

Refer to the Schedule of Investments for industry classifications.